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                                                                 EXHIBIT 10.02
                                                                 EXECUTION COPY


                  THIRD AMENDMENT dated as of January 27, 1997 (this "Third Amendment"), to the Credit Agreement dated as of July 31, 1996, as amended (the "Credit Agreement"), among Firearms Training Systems, Inc. (the "Borrower"), the lenders listed on the signature pages thereto (the "Lenders") and NationsBank, N.A. (South), as agent for the Lenders (in such capacity, the "Agent") and as issuing bank (in such capacity, the "Issuing Bank").

         The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as provided herein.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Third Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

         Accordingly, the parties hereto hereby agree as follows:

         SECTION 1.01. Amendments to Section 5.09. (a) The number "180" in the first line of Section 5.09 is hereby deleted and the number "210" is hereby substituted in lieu thereof.

         (b) The principal amount of "$30,000,000" in the sixth line of Section
5.09 is hereby deleted and the principal amount of "$20,000,000" is hereby substituted in lieu thereof.

         SECTION 1.02. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders, as follows:

                (a) The representations and warranties set forth in Article III of the Amended Agreement, and in each other Loan Document, are true and correct in all material respects on and as of the date hereof and on and as of the Third Amendment Effective Date (as defined below) with the same effect as if made on and as of the date hereof or the Third
                    Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

                (b) Each of the Borrower and the other Loan Parties is in
                    compliance with all the terms and conditions of the Amended Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing under the Amended Agreement.

                (c) The execution, delivery and performance by the Borrower of this Third Amendment have been duly authorized by the Borrower.



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                (d) This Third Amendment constitutes the legal, valid and
                    binding obligation of the Borrower, enforceable against it in accordance with its terms.

                (e) The execution, delivery and performance by the Borrower of this Third Amendment (i) do not conflict with or violate (A) any provision of law, statute, rule or regulation, or of the certificate of incorporation or by-laws of the Borrower, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property may be bound and (ii) do not require any consents under, result in a breach of or constitute (with notice or lapse of time or both) a default under any such indenture, agreement or instrument.

         SECTION 1.03. Effectiveness. This Third Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Third Amendment Effective Date"):

                (a) The Agent shall have received duly executed counterparts of this Third Amendment which, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

                (b) The Required Lenders shall be satisfied that the
                    representations and warranties set forth in Section 1.02 are true and correct on and as of the Third Amendment Effective Date and that no Default or Event of Default has occurred or is continuing.

                (c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Required Lenders or their counsel, is likely to restrain, prevent or impose materially adverse conditions upon performance by the Borrower or any other Loan Party of its obligations under the Loan Documents.

                (d) The Required Lenders shall have received such other
                    documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Required Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this Third Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Required Lenders and their counsel.

         SECTION 1.04. APPLICABLE LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

         SECTION 1.05. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agent and the Required Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Third Amendment, including, but not limited to, the reasonable fees and disbursements of counsel. The agreement set forth in this
Section 1.05 shall survive the termination of this Third Amendment and the Amended Agreement.


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         SECTION 1.06. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

         SECTION 1.07. Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendment. Except as expressly amended herein, the Amended Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                  FIREARMS TRAINING SYSTEMS, INC.,
                                  as Borrower


                                  By:    /s/ David A. Apseloff
                                         --------------------------------
                                  Name:  David A. Apseloff
                                  Title: Chief Financial Officer

                                  NATIONSBANK, N.A. (SOUTH), as Issuing
                                  Bank, Swingline Lender and individually
                                  as a Lender


                                  By:    /s/ Greg McCrery
                                         --------------------------------
                                  Name:  Greg McCrery
                                  Title: Vice President

                                  FIRST BANK NATIONAL ASSOCIATION, as a
                                  Lender

                                  By:    /s/ Mark R. Olman
                                         --------------------------------
                                  Name:  Mark R. Olman
                                  Title: Vice President


                                  FIRST SOURCE FINANCIAL LLP, as a Lender, by First Source Financial, Inc., as Agent/Manager

                                  By:    /s/ Gary L. Francis
                                         --------------------------------
                                  Name:  Gary L. Francis
                                  Title: Senior Vice President


                                  BHF-BANK AKTIENGESELLSCHAFT, as a
                                  Lender

                                  By:    /s/ Thomas J. Leissl
                                         --------------------------------
                                  Name:  Thomas J. Leissl
                                  Title: Vice President


                                  By:    /s/ Robert Svelzvhotz
                                         --------------------------------

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                                  Name:  Robert Svelzvhotz
                                  Title: Senior Vice President

                                  CREDITANSTALT CORPORATE FINANCE,
                                  INC., as a Lender

                                  By:    /s/ Carl G. Drake
                                         --------------------------------
                                  Name:  Carl G. Drake
                                  Title: Senior Associate


                                  By:    /s/ Craig Stamm
                                         --------------------------------
                                  Name:  Craig Stamm
                                  Title: Senior Associate


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